SECURITIES AND EXCHANGE COMMISSION

Washington, DC20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 10, 2012

Commission File Number: 000-53750

PROTEONOMIX, INC.

(Name of Registrant in Its Charter)

Delaware (State or Other Jurisdiction ofIncorporation or Organization)	13-3842844 (I.R.S. Employer Identification No.)

        145 Highview Terrace, Hawthorne, NJ                                    07506

       (Address of Principal Executive Offices)                              (Zip Code)

(973) 544-6116

(Issuer’s Telephone Number, Including Area Code)

N/A

 (Former name or former address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.02 Termination of a Material Definitive Agreement

On April 10, 2012, the University of Miami (“University”) terminated the Research Agreement (“Agreement”) between the University and the Registrant, Proteonomix, Inc. (the “Company”) by delivering written notice of the termination to the Company. The purpose of the Agreement was to govern the conduct of a Phase 1 Clinical Trial of UMK-121, a combination drug therapy to be tested upon patients with End Stage Liver Disease (“ESLD”).

The Agreement was terminated by the University for “various business reasons” which were not further specified. All funds paid to the University to perform the Phase 1 Trial were returned.

Ian McNiece, a director of the Company and the Company’s Chief Scientific Officer is employed by the University as a Professor of Medicine.

Section 8. Other Events

Item 8.01 Other Events

The Company has scheduled meetings aimed at finding another institution to conduct the Phase 1 Clinical Trial of UMK-121.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROTEONOMIX, INC.

Dated:  April 11, 2012

By:/s/Michael Cohen

Name:   Michael Cohen

  President